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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15d of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 March 31, 2000



                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                          0-19277            13-3317783
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State or other jurisdiction of    (Commission File   (IRS Employer
Incorporation)                    Number)            Identification No.)


Hartford Plaza
Hartford, Connecticut               06115-1900
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(Address of principal executive     (Zip Code)
offices)


Registrant's telephone number: (860) 547-5000
                               --------------
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Item 5.    Other Events:
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     On March 31, 2000, The Hartford Financial Services Group, Inc. ("The
Hartford") announced that its Board of Directors presented on March 27, 2000 an offer to the Board of Directors of Hartford Life, Inc. ("Hartford Life") to acquire all of the common shares of Hartford Life not already owned by The Hartford. Additional information is set forth in The Hartford's press release, which is filed as an exhibit hereto.

Item 7.    Financial Statements and Exhibits
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      c)   The following is filed as an exhibit to this Current Report:

Exhibit
Number          Description
------          -----------

99.1            Press release dated March 31, 2000.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THE HARTFORD FINANCIAL
                             SERVICES GROUP, INC.


Date:  March 31, 2000        By:    /s/ C. Michael O'Halloran
                                    -------------------------
                             Name:  C. Michael O'Halloran
                             Title: Its Senior Vice President